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                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                 MARCH 21, 2002

                         COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.

                 Georgia                                  58-2079583
     (State or other Jurisdiction of        (I.R.S. employer identification no.)
      Incorporated or Organization)
         8 Perimeter Center East                         770-901-9020
              Suite 8050                       (Registrant's Telephone Number
            Atlanta, GA 30346                        Including area code)
(Address of Principal Executive Offices)
               (Zip Code)
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ITEM 5.  OTHER EVENTS

On March 20, 2002, Jameson Inns, Inc. issued a press release announcing the declaration of dividends on its Series A Preferred Shares and Series S Preferred shares for the first quarter ended March 31, 2002. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release Announcing First Quarter 2002 Dividends on
         Preferred Shares

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                        JAMESON INNS, INC.
Dated as of March 21, 2002
                                        By: Craig R. Kitchin

                                        /s/ Craig R. Kitchin
                                        ----------------------------------------
                                        Its: President & Chief Financial Officer